UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: February 28, 2015

Date of reporting period: November 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

AB All Market Growth Portfolio

Consolidated Portfolio of Investments

November 30, 2014 (unaudited)

	Principal Amount (000)		U.S. $ Value
INFLATION - LINKED SECURITIES - 69.9%
United States - 69.9%
U.S. Treasury Inflation Index
0.125%, 4/15/18-4/15/19 (TIPS)	U.S.$	3,192	$3,216,900
0.625%, 7/15/21 (TIPS)		1,072	1,103,776
1.125%, 1/15/21 (TIPS)		1,067	1,128,334
1.25%, 7/15/20 (TIPS)(a)		884	944,242
1.375%, 7/15/18-1/15/20 (TIPS)		861	918,598
1.625%, 1/15/18 (TIPS)		241	255,630
1.875%, 7/15/19 (TIPS)		441	482,054
2.125%, 1/15/19 (TIPS)		417	455,485

Total Inflation - Linked Securities (cost $8,611,582)			8,505,019

	Shares
INVESTMENT COMPANIES - 16.5%
Funds and Investment Trusts - 16.5%
iShares Core MSCI Emerging Markets ETF		14,706	732,065
SPDR S&P 500 ETF Trust		3,221	667,391
Vanguard Mid - Cap ETF		2,470	308,108
Vanguard Small - Cap ETF		2,620	306,147

Total Investment Companies (cost $1,782,857)			2,013,711

	Notional Amount (000)
OPTIONS PURCHASED - PUTS - 0.1%
Swaptions - 0.1%
IRS Swaption, JPMorgan Chase Bank NA Expiration: Aug 2015, Pay 4.00% Receive 3-Month LIBOR (BBA) (b)	U.S.$	1,000	2,587
IRS Swaption, JPMorgan Chase Bank NA Expiration: Aug 2015, Pay 3.50% Receive 3-Month LIBOR (BBA) (b)		2,000	5,644
IRS Swaption, JPMorgan Chase Bank NA Expiration: Aug 2015, Pay 2.80% Receive 3-Month LIBOR (BBA) (b)		3,000	8,919

Total Options Purchased - Puts (premiums paid $59,199)			17,150

	Shares
SHORT-TERM INVESTMENTS - 9.1%
Investment Companies - 4.9%
AB Fixed-Income Shares Inc. - Government STIF Portfolio, 0.08%(c) (d) (cost $592,808)		592,808	592,808

	Principal Amount (000)			U.S. $ Value
U.S. Treasury Bills - 4.1%
U.S. Treasury Bill Zero Coupon, 1/15/15 (cost $499,987)	U.S.$	500		$499,993

Time Deposits - 0.1%
BBH Grand Cayman
(0.105)%, 12/01/14	EUR	2		2,958
0.005%, 12/01/14	HKD	178		1,497
0.03%, 12/01/14	U.S.$	3		3,007
4.00%, 12/01/14	ZAR	0	*	0

Total Time Deposits (cost $7,544)				7,462

Total Short - Term Investments (cost $1,100,339)				1,100,263

Total Investments - 95.6% (cost $11,553,977) (e)				11,636,143
Other assets less liabilities - 4.4%				539,915

Net Assets - 100.0%				$12,176,058

FUTURES

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Australian 10 Yr Bond Futures	5	December 2014	$512,004	$533,175	$21,171
Brent Crude Oil Futures	3	October 2018	270,858	254,160	(16,698)
Brent Crude Oil Futures	1	December 2014	83,248	70,150	(13,098)
Canadian 10 Yr Bond Futures	7	March 2015	831,384	842,827	11,443
Coffee Futures	1	March 2015	73,125	70,294	(2,831)
Copper Futures	1	March 2015	74,688	71,150	(3,538)
Corn Futures	4	May 2015	79,800	79,400	(400)
Cotton No.2 Futures	1	March 2015	29,910	30,040	130
Euro STOXX 50 Index Futures	31	December 2014	1,219,778	1,250,472	30,694
Euro - bund Futures	5	December 2014	926,443	950,956	24,513
FTSE 100 Index Futures	3	December 2014	316,147	315,286	(861)
Gasoline Rbob Futures	1	January 2015	84,588	76,906	(7,682)
Gold 100 OZ Futures	3	February 2015	360,120	352,650	(7,470)
Hang Seng Index Futures	1	December 2014	154,096	154,381	285
Heating Oil Futures	1	January 2015	99,246	90,094	(9,152)
Lean Hog Futures	2	December 2014	75,170	72,260	(2,910)
Live Cattle Futures	1	December 2014	65,910	67,550	1,640
LME Alum Hg Futures	2	January 2015	101,225	100,375	(850)
LME Nickel Futures	1	January 2015	92,682	97,542	4,860
LME Zinc Futures	1	January 2015	56,025	55,306	(719)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2014	Unrealized Appreciation/ (Depreciation)
Long Gilt Futures	7	March 2015	$1,273,800	$1,286,828	$13,028
Natural Gas Futures	3	January 2015	130,590	122,550	(8,040)
S&P 500 E-Mini Futures	14	December 2014	1,367,042	1,446,410	79,368
Silver Futures	1	March 2015	81,425	77,780	(3,645)
Soybean Futures	1	January 2015	49,163	50,800	1,637
Soybean Oil Futures	3	January 2015	58,680	58,122	(558)
Sugar #11 (World) Futures	8	February 2015	139,966	139,686	(280)
TOPIX Index Futures	6	December 2014	647,821	713,028	65,207
U.S. T-Note 10 Yr (CBT) Futures	24	March 2015	3,024,117	3,049,125	25,008
U.S. Ultra Bond (CBT) Futures	2	March 2015	313,812	321,625	7,813
Wheat Futures (CBT)	2	March 2015	55,300	57,850	2,550

					$210,615

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	AUD	36	USD	31	12/15/14	$82
Brown Brothers Harriman & Co.	EUR	247	USD	311	12/15/14	3,817
Brown Brothers Harriman & Co.	NOK	369	USD	56	12/15/14	3,660
Brown Brothers Harriman & Co.	SEK	418	USD	58	12/15/14	2,291
Brown Brothers Harriman & Co.	USD	55	AUD	62	12/15/14	(1,958)
Brown Brothers Harriman & Co.	USD	91	CAD	101	12/15/14	(2,730)
Brown Brothers Harriman & Co.	USD	126	CHF	118	12/15/14	(4,225)
Brown Brothers Harriman & Co.	USD	214	EUR	166	12/15/14	(6,998)
Brown Brothers Harriman & Co.	USD	277	GBP	172	12/15/14	(7,751)
Brown Brothers Harriman & Co.	USD	319	JPY	34,629	12/15/14	(27,595)
Brown Brothers Harriman & Co.	USD	125	NOK	789	12/15/14	(12,473)
Brown Brothers Harriman & Co.	USD	123	SEK	873	12/15/14	(6,188)
Brown Brothers Harriman & Co.	CAD	65	USD	58	12/15/14	720
Brown Brothers Harriman & Co.	GBP	108	USD	172	12/15/14	2,956
Brown Brothers Harriman & Co.	JPY	29,383	USD	266	12/15/14	18,454
Brown Brothers Harriman & Co.	USD	30	AUD	35	3/18/15	(70)
Brown Brothers Harriman & Co.	USD	54	CAD	61	3/18/15	(957)
Brown Brothers Harriman & Co.	USD	74	EUR	59	3/18/15	(333)
Brown Brothers Harriman & Co.	USD	78	JPY	9,147	3/18/15	(566)
UBS AG	USD	248	EUR	191	12/15/14	(10,711)

						$ (50,575)

CALL OPTIONS WRITTEN

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Nikkei 225	3	JPY	17,875	December 2014	$3,845	$(2,718)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2014	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanely & Co. LLC/(INTRCONX)
CDX-NAHY Series 22 5 Year Index, 6/20/19*	(5.00)%	3.05%		$73	$(6,441)	$(1,200)
Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	2.29		129	11,354	4,109
CDX-NAHY Series 21 5 Year Index, 12/20/18*	5.00	2.77		69	6,345	2,064
CDX-NAHY Series 22 5 Year Index, 6/20/19*	5.00	3.05		115	10,150	1,331
CDX-NAHY Series 22, 5 Year Index, 6/20/19*	5.00	3.05		37	3,277	1,522
CDX-NAIG Series 20 5 Year Index, 6/20/19*	5.00	3.05		129	11,353	4,920
CDX-NAIG Series 21 5 Year Index, 12/20/18*	1.00	0.46		100	2,341	1,240
CDX-NAIG Series 22 5 Year Index, 6/20/19*	1.00	0.54		710	15,933	2,763
iTraxx Europe - 21 5 Year Index, 6/20/19*	1.00	0.49	EUR	100	3,113	1,244
iTraxx Europe - 21 5 Year Index, 6/20/19*	1.00	0.49		90	2,801	686
iTraxx Europe Crossover - 21 5 Year index, 6/20/19*	5.00	2.02		80	13,577	1,978
iTraxx Europe Crossover - 19 5 Year Index, 6/20/18*	5.00	1.35		88	14,898	11,962
iTraxx Europe Crossover - 21 5 Year Index, 6/20/19*	5.00	2.02		100	16,972	3,791
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 20 5 Year Index, 6/20/18*	5.00	2.50		$50	4,562	2,954
CDX-NAIG Series 20 5 Year Index, 6/20/18*	1.00	0.39		90	2,096	1,529

					$112,331	$40,893

*	Termination date

CREDIT DEFAULT SWAPS

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at November 30, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00%	0.32%		$60	$1,355	$104	$1,251
Barclays Bank PLC
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	0.32		60	1,355	87	1,268
Citibank, N.A
CDX EM Series 21 5 Year Index, 12/20/19*	5.00	2.87		106	10,118	11,070	(952)
CDX-NAIG Series 19 5 Year Index, 12/20/17*	1.00	0.32		120	2,710	9	2,701
CDX-NAIG Series 20 5 Year Index, 6/20/18*	1.00	0.39		30	699	122	577
iTraxx Europe - 18 5 Year Index, 12/20/17*	1.00	0.29	EUR	45	1,334	(267)	1,601
iTraxx Europe - 18 5 Year Index, 12/20/17*	1.00	0.29		10	296	(134)	430
Goldman Sachs Bank USA
CDX-NAHY Series 19 5 Year Index, 12/20/17*	5.00	2.29		$99	8,734	1,335	7,399
JPMorgan Chase Bank, NA
CDX-NAIG Series 17 5 Year Index, 12/20/16*	1.00	0.19		110	2,058	(193)	2,251
CDX-NAIG Series 17 5 Year Index, 12/20/16*	1.00	0.19		20	374	(59)	433
iTraxx Europe - 18 5 Year Index, 12/20/17*	1.00	0.29	EUR	45	1,334	(273)	1,607

					$30,367	$11,801	$18,566

*	Termination date

TOTAL RETURN SWAPS

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
SPDR S&P 500 ETF	1,404	1 Month LIBOR Plus 0.27%	$287	6/15/15	$3,950
SPDR S&P 500 ETF	1,148	1 Month LIBOR Plus 0.27%	235	6/15/15	3,229

					$7,179

*	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Non-income producing security.
(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(d)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.
(e)	As of November 30, 2014, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $248,912 and gross unrealized depreciation of investments was $(166,746), resulting in net unrealized appreciation of $82,166.

Currency Abbreviation:

AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	Great British Pound
HKD	-	Hong Kong Dollar
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
USD	-	United States Dollar
ZAR	-	South African Rand

Glossary:

BBA	-	British Bankers Association
CBT	-	Chicago Board of Trade
CDX-NAHY	-	North American High Yield Credit Default Swap Index
CDX-NAIG	-	North American Investment Grade Credit Default Swap Index
ETF	-	Exchange Traded Fund
FTSE	-	Financial Times Stock Exchange
INTRCONX	-	Inter-Continental Exchange
IRS	-	Interest Rate Swaption
LIBOR	-	London Interbank Offered Rates
LME	-	London Metal Exchange
MSCI	-	Morgan Stanley Capital International
SPDR	-	Standard & Poor’s Depository Receipt
TIPS	-	Treasury Inflation Protected Security
TOPIX	-	Tokyo Price Index

AB All Market Growth Portfolio

November 30, 2014 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2014:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$8,505,019		$	– 0	–	$8,505,019
Investment Companies		2,013,711		– 0	–		– 0	–	2,013,711
Options Purchased – Puts		– 0	–	17,150			– 0	–	17,150
Short-Term Investments:
Investment Companies		592,808		– 0	–		– 0	–	592,808
U.S. Treasury Bills		– 0	–	499,993			– 0	–	499,993
Time Deposits		– 0	–	7,462	#		– 0	–	7,462

Total Investments in Securities		2,606,519		9,029,624			– 0	–	11,636,143
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	19,518			– 0	–	19,518
Centrally Cleared Credit Default Swaps		– 0	–	42,093			– 0	–	42,093
Futures		193,162		96,186			– 0	–	289,348
Forward Currency Exchange Contracts		– 0	–	31,980			– 0	–	31,980
Total Return Swaps		– 0	–	7,179			– 0	–	7,179
Liabilities
Credit Default Swaps		– 0	–	(952)			– 0	–	(952)
Centrally Cleared Credit Default Swaps		– 0	–	(1,200)			– 0	–	(1,200)
Futures		(77,871)		(861)			– 0	–	(78,732)
Forward Currency Exchange Contracts		– 0	–	(82,555)			– 0	–	(82,555)
Call Options Written		– 0	–	(2,718)			– 0	–	(2,718)

Total^		$2,721,810		$9,138,294		$	– 0	–	$11,860,104

#	The Fund held securities with zero market value at period end.
*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.
^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Interest Rate Swaps			Total
Balance as of 2/28/14		$2,267			$2,267
Accrued discounts/ (premiums)		– 0	–		– 0	–
Realized gain (loss)		2,200			2,200
Change in unrealized appreciation/depreciation		(2,267)			(2,267)
Purchases		– 0	–		– 0	–
Sales		– 0	–		– 0	–
Settlements		(2,200)			(2,200)
Transfers into Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 11/30/14	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 11/30/14.	$	– 0	–	$	– 0	–

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

ITEM 2.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 3.	EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

11 (a) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

11 (a) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 22, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 22, 2015